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T. ROWE PRICE
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STATE TAX-FREE INCOME TRUST
Virginia Tax-Free Bond Fund
Supplement to Prospectus dated July 1, 1996
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Effective immediately, the paragraph entitled "Portfolio Management" on page
16 of the Prospectus in the section entitled "Organization and Management," will be replaced with the following:

Portfolio Management. The fund has an Investment Advisory Committee composed of the following members: Hugh D. McGuirk, Chairman, Paul W. Boltz, A. Gene Caponi, Patricia S. Deford, Konstantine B. Mallas, Mary J. Miller, and Arthur
S. Varnado. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. McGuirk was appointed as the fund's chairman in March 1997, and has been a member of the fund's committee since 1994. Mr. McGuirk joined T. Rowe Price in 1993 and has been managing investments for the past three years. Previously, Mr. McGuirk was a municipal underwriter for a brokerage firm.

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The date of this supplement is April 3, 1997.
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